FOR IMMEDIATE RELEASE

WOLF RUN MINING COMPANY TO PERMANENTLY CLOSE SAGO MINE

SCOTT DEPOT, West Virginia, December 12, 2008 – International Coal Group, Inc. (NYSE: ICO) today announced that its Wolf Run Mining Company subsidiary will permanently close its idled Sago mine in Buckhannon, West Virginia.  The Sago mine ceased coal production in March of 2007.

The Sago mine has been maintained in idle status over the past 21 months in order to allow WV mine safety regulators and researchers to study the effects of lightning on underground mining.  Upon recent completion of on-site lightning research, Wolf Run Mining has evaluated the mine infrastructure and remaining reserves and determined that the operation is no longer economically viable.  The burden of ongoing maintenance costs, and the substantial expenditures required to restore mine infrastructure and allow restart of production, significantly exceed the value of the remaining coal in the current market.

The Company expects to permanently close and seal the mine in the first quarter of 2009.  The three employees that maintained the mine will be reassigned to other Wolf Run Mining operations.  Although the equipment assets are expected to be recovered prior to mine closure, the Company anticipates recording a fourth quarter non-cash asset impairment charge of approximately $7.2 million related to non-recoverable mine development costs.

ICG is a leading producer of coal in Northern and Central Appalachia and the Illinois Basin.  The Company has 13 active mining complexes, of which 12 are located in Northern and Central Appalachia and one in Central Illinois. ICG’s mining operations and reserves are strategically located to serve utility, metallurgical and industrial customers domestically and internationally.

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Forward-Looking Statements

Statements in this press release that are not historical facts are forward-looking statements within the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995 and may involve a number of risks and uncertainties. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project” and similar terms and phrases, including references to assumptions, to identify forward-looking statements. These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to various risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. The following factors are among those that may cause actual results to differ materially from our forward-looking statements: market demand for coal, electricity and steel; availability of qualified workers; future economic or capital market conditions; weather conditions or catastrophic weather-related damage; our production capabilities; consummation of financing, acquisition or disposition transactions and the effect thereof on our business; a significant number of conversions of our convertible senior notes prior to maturity; our plans and objectives for future operations and expansion or consolidation; our relationships with, and other conditions affecting, our customers; availability and costs of key supplies or commodities such as diesel fuel, steel, explosives and tires; availability and costs of capital equipment; prices of fuels which compete with or impact coal usage, such as oil and natural gas; timing of reductions or increases in customer coal inventories; long-term coal supply arrangements; risks in or related to coal mining operations, including risks related to third-party suppliers and carriers operating at our mines or complexes; unexpected maintenance and equipment failure; environmental, safety and other laws and regulations, including those directly affecting our coal mining and production, and those affecting our customers’ coal usage; ability to obtain and maintain all necessary governmental permits and authorizations; competition among coal and other energy producers in the United States and internationally; railroad, barge, trucking and other transportation availability, performance and costs; employee benefits costs and labor relations issues; replacement of our reserves; our assumptions concerning economically recoverable coal reserve estimates; availability and costs of credit, surety bonds and letters of credit; title defects or loss of leasehold interests in our properties which could result in unanticipated costs or inability to mine these properties; future legislation and changes in regulations or governmental policies or changes in interpretations thereof, including with respect to safety enhancements and environmental initiatives relating to global warming; the impairment of the value of our goodwill and long-lived assets; the ongoing effect of the Sago mine accident; our liquidity, results of operations and financial condition; adequacy and sufficiency of our internal controls; and legal and administrative proceedings, settlements, investigations and claims and the availability of related insurance coverage.

You should keep in mind that any forward-looking statement made by us in this press release or elsewhere speaks only as of the date on which the statements were made. See also the “Risk Factors” in our 2007 Annual Report on Form 10-K and in our subsequent filings on Form 10-Q, all which are currently available on our website at www.intlcoal.com. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us or our anticipated results. We have no duty to, and do not intend to, update or revise the forward-looking statements in this press release except as may be required by law. In light of these risks and uncertainties, you should keep in mind that any forward-looking statement made in this press release might not occur. All data presented herein is as of December 12, 2008, unless otherwise noted.

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For more information, contact: Ira Gamm, vice president – investor and public relations, at (304) 760-2619.